Transforming Radiotherapy with Dismutase Mimetics May 2020 Exhibit 99.2

Disclaimers and Forward-Looking Statements Certain information contained in this presentation and statements made orally during this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Galera’s own internal estimates and research. While Galera believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. While Galera believes its internal research is reliable, such research has not been verified by any independent source. This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. All statements other than statements of historical facts contained in this presentation, including statements regarding future results of operations and financial position, business strategy, the safety, efficacy, regulatory and clinical progress, and therapeutic potential of current and prospective product candidates, plans and timing for the commencement of and the release of data from clinical trials, the anticipated direct and indirect impact of COVID-19 on Galera's business and operations, planned clinical trials and preclinical activities, potential product approvals and related commercial opportunity, current and prospective collaborations, and timing and likelihood of success, plans and objectives of management for future operations, are forward-looking statements. The words ”may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The information in this presentation, including without limitation the forward-looking statements contained herein, represent our views as of the date of this presentation. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. The forward-looking statements in this presentation involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the drug development process and the regulatory approval process, our reliance on third parties over which we may not always have full control, and other important risks and uncertainties that are described in Galera’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 filed with the U.S. Securities and Exchange Commission (SEC), Annual Report on Form 10-K for the year ended December 31, 2019 and Galera’s other filings with the SEC. New risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties. Whenever the Company uses the terms “transform radiotherapy” or “transforming radiotherapy” in this presentation, it is referring to its mission statement.

Superoxide Dismutase Mimetics – Development Targets

Rapid elimination of Superoxide ($O_2^{\bullet -}$)

IMRT
Intensity Modulated RT

Reducing IMRT Toxicity

Severe Oral Mucositis Head & Neck Cancer (SOM in HNC)	Esophagitis NSC Lung Cancer (NSCLC)
	
Phase 3 ROMAN	**Phase 2 Trial**

Normal tissue toxicity limits optimal radiotherapy treatment of tumor

Over half of cancer patients receive radiotherapy as part of their care[1, 2]



Transforming Radiotherapy
with
Dismutase Mimetics

Increase H_2O_2 in tumors

SBRT
Stereotactic Body RT

Increasing SBRT Efficacy

Pancreatic Cancer Locally Advanced (LAPC)	Lung Cancer Oligometastatic (NSCLC)
	
Phase 1b/2a SBRT Combo	**Phase 1b/2a SBRT Combo**

Radiotherapy is SoC for many local tumors but need remains for greater efficacy

[1] *Delaney G, Jacob S, Featherstone C, Barton M. The role of radiotherapy in cancer treatment… Cancer. 2005;104:1129-1137*
[2] *Begg AC, Stewart FA, Vens C. Strategies to improve radiotherapy with targeted drugs. Nat Rev Cancer. 2011;11:239-253*

3

Investment Highlights

Lead Product in Phase 3

Robust Efficacy in Randomized Phase 2b (n=223)

- Breakthrough Therapy designation
- Single Phase 3 sufficient for registration (n≈450)[1]


FDA
BREAKTHROUGH THERAPY

Substantial Unmet Medical Need

Radiation-Related Severe Oral Mucositis (SOM)

- 65,000 patients/year in US get Head & Neck Cancer
- SOM most burdensome side-effect: 70% of patients



Focused Commercial Opportunity

Galera Intends to Commercialize in US

- ~60% treatments in ~500 centers
- Current SOM treatments are marginally effective


~40 reps for the 4,000 radiation oncologists in U.S.

[1] COVID-19 has delayed the initiation of the Phase 2a multi-center trial in Europe in patients with head and neck cancer indefinitely. This trial was expected to enroll up to 70 patients and contribute to the safety database for avasopasem for SOM in HNC. As a result, in order to maintain the size of the safety database, the ROMAN trial target enrollment has been increased to 450 patients.

4

Clinical Stage Pipeline

Galera Therapeutics, Inc



Preclinical
Phase 1
Phase 2
Phase 3
Next Anticipated Milestone
Reducing Toxicity
Avasopasem Manganese (GC4419) with IMRT
Severe Oral Mucositis(1)
Complete ROMAN enrollment 1H2021
ROMAN Phase 3 topline data 2H2021
Esophagitis(2)
Increasing Anti-Cancer Efficacy
GC4711 with SBRT(3)
Pancreatic Cancer(3)
GC4419 Phase 1b/2a topline data 2H2020
Lung Cancer
Initiate GC4711 Phase 1b/2a 2H2020
Oral Delivery
GC4711
Select Phase 1/2 formulation

(1) We also plan to conduct a Phase 2a multi-center trial in Europe assessing the safety of 90 mg avasopasem (GC4419) in patients with HNC undergoing standard-of-care radiotherapy. COVID-19 has delayed the initiation of the trial indefinitely. We will continue to monitor and assess the COVID-19 pandemic in Europe regarding the initiation of the trial in Europe.
(2) Phase 2a trial in patients with lung cancer building on avasopasem (GC4419) safety and tolerability findings in patients with HNC SOM studies.
(3) Observations from our Phase 1b/2a pilot trial of avasopasem (GC4419) in combination with SBRT in patients with LAPC whose tumor cannot be resected will be used to help develop GC4711 to increase the anti-cancer efficacy of SBRT.

5

Dismutase Technology

Unique Technology Dismutase Mimetics Small Molecule Enzyme Mimetics Mimic human superoxide dismutase (SOD) enzymes Rapidly convert superoxide (O2) to hydrogen peroxide (H2O2) Avasopasem (GC4419) GC4711 Shifts balance in normal & cancer cells from superoxide to hydrogen peroxide

Radiation & Superoxide

<u>Radiation</u>

Produces bursts of superoxide, causing
- Radiolysis of water
- Stimulation of NOX, etc.
- Inflammatory response

RT-induced superoxide overwhelms SODs, resulting in normal tissue damage



Radiation
Mitochondrial Respiration
NOX
NOS
COX
Fe^{+3}
Fe^{+2}
$HO^{\cdot}$
$HO_2^{\cdot}$
H^+
$O_2^{\bullet-}$
SOD
H_2O_2
catalase
glutathione peroxidase
peroxiredoxins
thioredoxins
myeloperoxidase
O_2
H_2O
NO
$ONOO^-$
HOCl
oxidation
lipids DNA proteins catecholamines corticosteroids
autoxidation
Galera Dismutase Mimetics

<u>Superoxide</u> ($O_2^{\bullet-}$)

Produced by every cell as part of cellular respiration & substrate for HOCl.

Highly toxic & leads to cell death.

SOD enzymes evolved to rapidly convert $O_2^{\bullet-}$ to H_2O_2 (10^{-7} seconds)

8

Galera's Dismutase Mimetics

Natural SOD Enzymes

Limitations of Natural SOD Enzymes
- Large size prevents entry into cells
- Immunogenicity & short half-lives
- Inactivation/inhibition by reactive oxygen species



Small Molecule Mimetics

Challenge: suitable small molecule dismutase mimetics
- Fast catalytic rates & high selectivity for superoxide
- Firmly hold manganese in macrocyclic ring
- Stable, safe & suitable for manufacturing


H
Y
H
N
N
Mn
H
N
N
H
X
N
H

Dismutase Mimetics Core Structure
Pentaaza Macrocycles

Small Molecule Dismutase Mimetics with Attractive Drug Characteristics

Speed	Selectivity	Stability	Safety	Synthesis
Comparable to native SODs ($2x10^7$ molecules per sec)	Interact with superoxide alone, not other reactive oxygen species	Firmly hold Mn atom in macrocyclic ring	Well-tolerated preclinically and clinically	Efficient & cost-effective manufacturing process

9

Reducing Toxicity of IMRT (Intensity Modulated Radiotherapy)

Oral Mucositis in HNC – Large Unmet Medical Need

Galera Therapeutics, Inc

SOM and Head & Neck Cancer

- ~65,000 new HNC patients in US/Year
- ~65% get IMRT & cisplatin as standard-of-care
- ~70% of patients get SOM (can't eat)
- ~20-30% get Grade 4 (can't eat or drink)
- No approved drug available


42,000
receive
IMRT





Can Have Devastating Complications

- **Dehydration & Malnutrition**
  Often requiring PEG tube feeding
- **Pain**
  Often severe pain requiring opioids
- **Treatment interruption**
  Each week of treatment delay decreases tumor control by >10%
- **Increased economic burden**
  OM Dx → ~$32,000 in additional medical expenses in first 6 months from RT start

WHO Grading Scale

Grade	Description
1	No ulcers Erythema and soreness
2	Ulcers Able to eat a solid diet
3 (SEVERE)	Ulcers Requires a liquid diet
4 (SEVERE)	Ulcers Unable to eat or drink

Current Treatments are Marginally Effective

MASCC / ISOO Guidelines for HNC OM

Treatment Approach	Recommended for HNC OM due to RT?
Basic oral care	✓
Anti-microbials, coating agents, anesthetics, & analgesics (0.2% morphine mouthwash)	✓
Anti-inflammatories, benzydamine	?
Low level laser & other light therapy	?
Cryotherapy for 5-FU chemotherapy	✗
Natural & other agents	✗

11

GT-201: 223-Patient Randomized Phase 2b OM Trial

Supportive trial to the ROMAN Phase 3 for the NDA

Trial Design

Treatment	• Avasopasem (GC4419) 90mg, 30mg, or placebo • 60 minute IV infusion, Mon-Fri. • Ending <60 mins pre-RT
Population	• Patients with HNC • Locally-advanced, squamous cell • Eligible for SoC – 7 weeks IMRT + cisplatin
Stratification Factors	• Tumor HPV Status: positive or negative • Cisplatin Schedule: q3wks or weekly
Endpoints	• Primary – Reduction in median duration of SOM – WHO Grades 3 & 4
	• Secondary – Reduction in incidence and severity of SOM at pre-specified timepoints • Exploratory – Time to SOM onset
	• Tumor outcomes (2 year follow-up) • Locoregional control, distant mets, PFS, OS



Randomize (1:1:1)
GC4419 90mg x 7 weeks
GC4419 30mg x 7 weeks
Placebo x 7 weeks
WHO Grading Scale
No ulcers
Erythema and soreness
1
Ulcers
Able to eat a solid diet
2
Ulcers
Requires a liquid diet
3
Ulcers
Unable to eat or drink
4
SEVERE

Anderson et al, JCO, 2019

12

Consistent Efficacy Across All SOM Parameters And consistent dose response: 90mg > 30mg Primary endpoint was duration - defined as # days from 1st occurrence of grade 3 or 4 SOM until the 1st event of grade 2 or less (there being no subsequent grade 3 or 4 events.) *Secondary endpoints (incidence and severity ) have nominal p values compared to placebo ITT = Intent-To-Treat population (n=223) DURATION 92% Reduction in median days of SOM 90 mg vs. Placebo p=0.024 INCIDENCE 34% Reduction through all RT 90 mg vs. Placebo p=0.009* SEVERITY 47% Reduction in Incidence of Grade 4 OM 90 mg vs. Placebo p=0.045*

Efficacy Parameters Better on 90mg arm Compared to Placebo Swimmers plot: each patient who developed at least one SOM episode is represented by a row Grade 4 Grade 3 90 mg GC4419 34% Less Incidence SOM 47% Less Grade 4 OM 92% Shorter Duration SOM Delayed Onset of SOM PLACEBO Arm (45 of 74 Pts had ≥1 visit with SOM) 90MG Avasopasem (GC4419) Arm (35 of 76 Pts had ≥1 visit with SOM)

Tumor Outcomes Maintained - 2 year follow-up Final ITT Analysis OS = Overall Survival, PFS = Progression-Free Survival, LRC = LocoRegional Control, DMF = Free of Distant Metastases Tumor Outcomes Maintained at 2 Years

Safety Summary – Rand. Phase 2b Trial Safety Profile of Both Avasopasem (GC4419) Doses Comparable to Placebo Avasopasem (GC4419) was well tolerated at both doses Most Frequent AE’s as expected with Standard Cisplatin – RT Regimen Most Frequent AEs (any grade) Placebo (n=72) 30 mg GC4419 (n=73) 90 mg GC4419 (n=72) Lymphopenia 89% 92% 88% Nausea 75% 68% 82% Fatigue 69% 60% 65% Oropharyngeal pain 64% 63% 61% Constipation 53% 59% 64% Radiation skin injury 47% 51% 53% Vomiting 47% 52% 49% Dysgeusia (taste) 49% 55% 43% Dysphagia 43% 42% 47% Weight decreased 35% 40% 44% Oral candidiasis 29% 45% 43% Leukopenia 39% 37% 39% % Anderson et al, JCO, 2019

GT-301: The ROMAN Trial- Phase 3 Confirmatory Trial Enrolling

Reduction in Oral Mucositis with Avasopasem Manganese (GC4419)

Galera Therapeutics, Inc

Trial Design (n≈450 pts)[1]

Treatment	• Avasopasem (GC4419) 90mg or placebo • 60 minute IV infusion, Mon-Fri • Ending <60 mins pre-RT
Population	• Patients with Head & Neck Cancer • Locally-advanced, squamous cell • Eligible for SoC – 7 weeks IMRT + cisplatin
Stratification Factors	• Surgery Status: post-op or definitive • Cisplatin Schedule: q3wks or weekly
Endpoints	• Primary – Reduction in incidence of SOM – WHO Grades 3 & 4 • Secondary – Reductions in severity of SOM and number of days of SOM experienced • Tumor outcomes[2] – LRC, DM-free, PFS, OS

Randomize (3:2)

- **GC4419 90mg x 7 weeks**
- **Placebo x 7 weeks**

WHO Grading Scale

Grade	Description
1	No ulcers Erythema and soreness
2	Ulcers Able to eat a solid diet
3 (SEVERE)	Ulcers Requires a liquid diet
4 (SEVERE)	Ulcers Unable to eat or drink

[1] COVID-19 has delayed the initiation of the Phase 2a multi-center trial in Europe in patients with head and neck cancer indefinitely. This trial was expected to enroll up to 70 patients and contribute to the safety database for avasopasem for SOM in HNC. As a result, in order to maintain the size of the safety database, the ROMAN trial target enrollment has been increased to 450 patients.

[2] LRC = locoregional control, DM-free = free of distant mets, PFS = Progression-Free Survival, OS = Overall Survival

17

RT-related Mucositis Beyond Head and Neck Cancer

Galera Therapeutics, Inc

Mucositis of Esophagus

Radiotherapy-related Esophagitis in Lung Cancer

- Galera's HNC trials seen by radiation oncologists as supportive for esophagitis[1]
- ~50,000 lung cancer patients are treated with RT, 50% get ≥ Grade 2 esophagitis[2]
- Effects: inability to swallow, severe pain, ulceration, bleeding & hospitalization



Compendial Listing

Phase 2 to support Compendial Listing post-Approval for SOM

- Single-arm Phase 2a trial in 60 patients w/ locally-advanced lung cancers
- Standard IMRT to ≥ 5 cm of esophagus (30 fractions, 2Gy/day x5 for 6 weeks)
- Post approval for SOM in HNC, plan to seek compendial listing in U.S.

NCCN National Comprehensive Cancer Network®



50%
Esophagitis
36%
Proctitis
31%
Dermatitis
Patients at risk of experiencing radiation induced esophagitis
Patients at risk of experiencing radiation induced proctitis
Patients at risk of experiencing radiation induced dermatitis

Market Research Question
Patients with Other Conditions[1]

Given the demonstrated ability of Product X to prevent radiation-induced toxicities in the oral mucosa, please indicate how you might use (maximum %) Product X for the following radiation associated conditions?

[1]*Galera Market Research (150 Radiation Oncologists)*
[2] *NCI or RTOG grading scales*

18

Commercial Considerations

Large Commercial Opportunity Addressing Clear Unmet Need

Galera Therapeutics, Inc

220 Rad Oncs in market research

5% of Rad Oncs

Galera's quantitative market research to date includes ~5% of US radiation oncologists

Support significant, rapid uptake of avasopasem (GC4419) for oral mucositis

SOM clear unmet need

70% get SOM

Rad Oncs report severe oral mucositis is most burdensome side effect of HNC RT treatment

70% of patients get SOM (Grades 3 & 4) with standard-of-care RT & 20-30% get Grade 4

SOM common & costly

~$32,000

Current approaches inadequate – while frequently used, only 1 in 5 believe they are useful

Patients with OM incur ~$32,000 more in medical expenses in first 6 months from start of RT

OM data representative for all mucositis

4,000 Rad Oncs

~2,500 radiotherapy sites in US
~60% of patients are treated in ~500 centers[1]

Market research suggests rad oncs view OM data as representative of efficacy in esophagitis

Targeted salesforce In U.S.

~40 Reps

Focused commercial infrastructure


~40 reps for
the 4,000 radiation
oncologists in U.S.

Evaluating options for commercialization outside U.S.

Rad Oncs = Radiation Oncologists, SOM = Severe Oral Mucositis

[1] Medicare Claims Analysis by Galera in 2019

20

Product Importance Rated in importance when choosing an oral mucositis treatment Topical Performance Rated on usefulness for treating oral mucositis Topical Agents Perform Poorly in Efficacy Attributes Physicians seek therapy to prevent/reduce the toxicity of radiation Galera Market Research (150 U.S. Radiation Oncologists) % MDs that rated these attributes as a 6 or 7 on a 7-point scale Product Performance Product Attribute Importance & Topical Performance Efficacy in preventing/reducing OM is most important product attribute Only 19-21% MDs believe topical agents perform well in preventing or reducing mucositis

OM Substantially Increases Medical Expenses in Patients with HNC Health economic analysis of patients with HNC receiving RT or chemo/RT 1 Navigant analysis; 40 million member years Pts with OM incur ~$32,000 more of medical expenses within first 6 months of start of RT High Cost Of Oral Mucositis Identified patients with locally advanced Head & Neck Cancer, treated with RT +/-chemo Longitudinal claims analysis1 assessing costs over a six month period Compared healthcare expenses of patients with & without oral mucositis Included both in-patient and out-patient expenses associated with a claim

Physicians View Oral Mucositis Data as Potentially Applicable to Other Radiation-Related Toxicities Galera Market Research (150 U.S. Radiation Oncologists) Question Patients with Other Conditions Given the demonstrated ability of Product X to prevent radiation-induced toxicities in the oral mucosa, please indicate how you might use (maximum %) Product X for the following radiation associated conditions? Potential Usage in Other Radiation Associated Conditions Maximum % of Patients with Other Conditions Other RT-related Mucositis Avasopasem (GC4419) for other RT-related Toxicities Over 50% cancer patients will get RT at some time in their treatment Several major cancers treated with RT (lung, prostate, breast) Largest potential usage for radiation induced esophagitis (out of conditions below)

Increasing SBRT Efficacy (Stereotactic Radiotherapy)

Dismutase Mimetics Increase Anti-Cancer Efficacy with High Fraction-Dose RT RT with Biological Equivalent Doses Days Post Treatment Days Post Treatment Days Post Treatment Days Post Treatment SBRT Stereotactic Body Radiation Therapy Courtesy of M Story (UTSW) Vehicle Increase Radiotherapy Efficacy Focal irradiation of human tumor xenografts (H1299 NSCLC) in mice RT anti-cancer synergy of avasopasem (GC4419) increases with bigger RT fractions Bigger fraction à More O2 à More H2O2

…Increase Anti-Cancer Efficacy via H_2O_2

H_2O_2 Drives Increased Efficacy

SBRT Irradiation of human tumor-derived xenografts (H1299^{CAT}) in mice

- Engineered to overexpress catalase (disposes of H_2O_2) when induced by doxycycline
- Overexpressing catalase blocks synergy with RT by removing avasopasem (GC4419)-generated H_2O_2



H1299CAT NSCLC in mice
A
Mean Tumor Volume (mm3)
2000
1500
1000
500
0
0
20
40
60
Days Post Treatment
vehicle
GC4419
18 Gy x 1 RT
RT + GC4419
RT + dox
RT + GC4419 + dox

Tumor tissue H_2O_2 reduced when doxycycline added to RT + avasopasem (GC4419)



GC4419
Catalase
H2O2

Sishc et al, AACR 2018

26

…Also Enhance Immuno-Radiotherapy Courtesy of M Story (UTSW) Days Mean Tumor Vol. (mm3) 2000 1500 500 0 0 10 20 30 40 1000 Increase IO + SBRT Efficacy SBRT + Checkpoint Inhibitor therapy of syngeneic tumors (LLC) in mice Avasopasem (GC4419) enhances tumor response to SBRT + anti-PD-L1, PD-1 or CTLA-4 Also appeared to reduce metastasis & increase response in unirradiated secondary tumors

Avasopasem (GC4419) + SBRT Pilot Phase 1b/2a in Pancreatic Cancer

Galera Therapeutics, Inc

Pancreatic Cancer

Locally-Advanced Pancreatic Cancer (LAPC)

- 3rd leading cause of cancer death in US – 45,750 deaths in 2019
- One year survival is 20% & 5-year survival is ~5%
- Placebo-controlled, Adaptive Trial: Escalating SBRT Dose (LO-ET Method[1]) both arms

48 Patient Pilot Trial

Screened After 6 months of induction Chemo → R →
- **SBRT + GC4419 x 5 doses**
- **SBRT + Placebo x 5 doses**

→ **Evaluated at 2, 3, 6 & 12 months**

<u>1° Objective is **MTD of SBRT (at 12 months)**</u>

<u>2° Objectives include</u>
- Progression-Free Survival (PFS)
- Overall Response Rate at 90 days



Trial status as of August 2019

Single-Center: 19 patients treated

- Numerical differences in favor of avasopasem (GC4419) arm in PFS, local tumor response rate & overall response rate
- Data is preliminary, not yet audited, & subject to change
- Now Multi-Center, targeting 29 more patients

SBRT = Stereotactic Body Radiation Therapy, C Taniguchi & J Herman (MD Anderson),

[1]*LO-ET = Late-Onset Efficacy-Toxicity* (Jin IH, Liu S, Thall PF, Yuan Y. J Am Stat Assoc 2014;109:525-36)

28

Potential Eligible Pancreatic Cancer Population * Stage at diagnosis; **5 yr survivorship by stage; surwww.seer.cancer.gov/statfacts/html/pancreas.html & https://onlinelibrary.wiley.com/doi/full/10.3322/caac.21492 https://www.ajmc.com/journals/supplement/2019/managed-care-considerations-pancreatic-cancer/current-treatment-landscape--and-emerging-therapies-for-pancreatic-cancer ©2020 National Cancer Data Base (NCDB) - Commission on Cancer (CoC) - Saturday, January 4, 2020 - http://oliver.facs.org/BMPub/index.cfm Pancreatic Cancer 2018: US (World) Diagnoses 55k (459k) Deaths 44k (432k) 2/3rds Dx age > 65 5-Yr Survival (US) = 9.3% (2009-15)

GC4711 + SBRT Combination in NSC Lung Cancer

Galera Therapeutics, Inc

GC4711

GC4711 – SBRT Clinical Candidate

- Same mechanism of action as avasopasem (GC4419), with IV & oral forms
- NCE with new IP & lyophilized drug product
- Completing Phase 1 in healthy volunteers: 15-minute infusion

NSCLC

Non-Small Cell Lung Cancer (NSCLC)

- Leading cause of cancer death in US – 142,670 deaths in 2019
- SBRT commonly used for smaller peripheral tumors
- Lung toxicity limits use in larger or centrally-located tumors



Pilot Study

Phase 1b/2a in NSCLC with GC4711 + SBRT

- 1st Stage: 5 fractions of SBRT +/- GC4711
- 2nd Stage: 5 fractions of SBRT + checkpoint inhibitor +/- GC4711
- Endpoints include safety, acute pneumonitis ($DLCO_2$) & PFS

[1] 2019 SEER Data
[2] DLCO = diffusing capacity of the lung for carbon monoxide

30

Summary

Near-term Potential Catalysts to Drive Future Value 2H2021 Report ROMAN Phase 3 SOM Trial Topline Data 2H 2020 Initiate NSC Lung Cancer Phase 1b/2a Trial 2H 2020 Report Phase 1b/2a Pancreatic Cancer Topline Data 1H 2020 Initiated Esophagitis Phase 2a Trial IMRT IMRT SBRT SBRT Avasopasem (GC4419) GC4711 New Drug Application Commercialization FUTURE POTENTIAL Avasopasem (GC4419) Avasopasem (GC4419)

Superoxide Dismutase Mimetics – Development Targets

Galera Therapeutics, Inc

Rapid elimination of Superoxide ($O_2^{\bullet-}$)

Over half of cancer patients receive radiotherapy as part of their care[1, 2]

Increase H_2O_2 in tumors

IMRT
Intensity Modulated RT

Reducing IMRT Toxicity

Severe Oral Mucositis Head & Neck Cancer (SOM in HNC)	Esophagitis NSC Lung Cancer (NSCLC)
	
Phase 3 ROMAN	**Phase 2 Trial**

Normal tissue toxicity limits optimal radiotherapy treatment of tumor


Transforming Radiotherapy
with
Dismutase Mimetics

SBRT
Stereotactic Body RT

Increasing SBRT Efficacy

Pancreatic Cancer Locally Advanced (LAPC)	Lung Cancer Oligometastatic (NSCLC)
	
Phase 1b/2a SBRT Combo	**Phase 1b/2a SBRT Combo**

Radiotherapy is SoC for many local tumors but need remains for greater efficacy

[1] *Delaney G, Jacob S, Featherstone C, Barton M. The role of radiotherapy in cancer treatment... Cancer. 2005;104:1129-1137*

[2] *Begg AC, Stewart FA, Vens C. Strategies to improve radiotherapy with targeted drugs. Nat Rev Cancer. 2011;11:239-253*

33